SECOND AMENDMENT TO
THIRD AMENDED AND RESTATED
CREDIT AGREEMENT

This Second Amendment dated as of October 22, 2024 to the Third Amended and Restated Credit Agreement (“Amendment”) dated as of March 1, 2024, is made by and among HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, “Agent”), the Lenders (as defined in the Credit Agreement, as defined below), and ALLIENT INC. (“Allient Inc.”) and ALLIED MOTION TECHNOLOGIES B.V. (“Allied B.V.” and collectively with Allient Inc., the “Borrowers”).

Statement of the Premises

The Agent, the Lenders, the Borrowers, and HSBC Bank USA, National Association, Wells Fargo Bank, National Association, TD Bank, N.A. and PNC Capital Markets LLC as joint lead arrangers and Citibank, N.A. as syndication agent, have previously entered into a Third Amended and Restated Credit Agreement dated as of March 1, 2024, as amended pursuant to a First Amendment to Third Amended and Restated Credit Agreement dated as of July 30, 2024 (as amended from time to time, the “Credit Agreement”).  All capitalized terms not otherwise defined in this Amendment have the meanings given them in the Credit Agreement after giving effect to this Amendment.

The Agent, the Lenders and the Borrowers have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, and of the loans or other extensions of credit heretofore, now or hereafter made by the Lenders to, or for the benefit of, the Borrowers, the parties hereto agree as follows:

1.Conditions Precedent to this Amendment.  This Amendment shall be effective as of the date first written above once the following conditions precedent are satisfied:
1.1Amendment Documentation.  The Agent shall have received an original of this Amendment executed by, among others, the Borrowers and the Lenders.
1.2No Default.  As of the date hereof, and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
1.3Amendment Fee.  The Borrowers shall have paid to the Agent, for the pro rata benefit of the Lenders, the amendment fee set forth in the fee letter from the Agent to the Borrowers dated of even date herewith.
1.4Representations and Warranties.  The representations and warranties contained in the Credit Agreement shall, after giving effect to this Amendment, be true, correct and complete as of the date hereof as though made on such date.

2.Amendments.  The Credit Agreement is hereby amended as follows:
2.1Section 1.01 (entitled “Defined Terms”) is amended to add the following new definition in the appropriate alphabetical order:

“Approved Cash Add-Backs” means (a) with respect to any Permitted Acquisition, documented transaction costs and expenses for legal, investment banking and other third party professional service fees directly related to the Permitted Acquisition and (b) reasonably identifiable and factually-supported business retention, restructuring, integration and realignment costs specifically related to employee severance, employee retention, employee relocation and facilities and physical location consolidation.

“Second Amendment Date” means October 22, 2024.

2.2Section 1.01 (entitled “Defined Terms”) is further amended so that the following is added at the end of the definition of “Applicable Rate”:

“Notwithstanding the foregoing, the Applicable Rate for period beginning on January 1, 2025 and ending on September 30, 2025 shall be as set forth in Pricing Level VII, above.”

2.3Section 1.01 (entitled “Defined Terms”) is further amended by deleting the present definition of “Consolidated EBITDA” and replacing it with the following definition:

“Consolidated EBITDA” means, for any Reference Period and without duplication, (a) Consolidated Net Income for such period, plus (b) to the extent deducted in calculating Consolidated Net Income and without duplication (i) income taxes expensed during such period by the Company and its Subsidiaries, (ii) Interest Expenses during such period, (iii) depreciation, amortization and other Non-Cash Charges accrued for such period, (iv) non-cash losses from any Casualty Event, Disposition or discontinued operation during such period, (v) stock compensation expense during such period, and (vi) Approved Cash Add-Backs not to exceed $4,000,000 during such period, minus (c) to the extent such items were added in calculating Consolidated Net Income (i) Extraordinary Gains during such period, (ii) gains from any Casualty Event, Disposition or discontinued operation during such period, (iii) interest income, royalty payments and other income during such period, (iv) Federal, state, local and foreign income tax credits of the Company and its Subsidiaries for such period, and (v) all non-cash income items for such period; provided that notwithstanding anything to the contrary in this definition, for purposes of computing any pro-forma calculation required by this Agreement, the term “Consolidated EBITDA” shall be computed, on a consistent basis, to reflect purchases and acquisitions, whether a Permitted Acquisition or otherwise, and sales of assets of the Company or a Subsidiary constituting a business line or division, by the Company or a Subsidiary during the Reference Period as if they had occurred at the beginning of such Reference Period, and Borrowers, during the twelve (12) month period following the date of any purchases and acquisitions, may include in the calculation of Consolidated EBITDA the necessary portion of the adjusted historical results attributable to the assets, businesses or entities acquired in acquisitions that were achieved prior to the applicable date of the acquisition for such time period as is necessary for Borrowers to have figures for a full Reference Period from the date of determination with respect to such acquired entities.

2.4Section 7.02 (entitled “Investments”) is amended so that the following is added at the end of subsection (e) thereof:  “provided that the Loan Parties may not make any Permitted Acquisitions at any time from the Second Amendment Date to (and including) December 31, 2025”.
2.5Section 7.10 (entitled “Financial Covenants”) is amended so that subsection (b)(i) thereof is deleted and replaced with the following:

(i)Subject to subsection (ii) below, permit the Leverage Ratio as of the end of any fiscal quarter to be greater than (A) 4.25 to 1.0 as of the end of the Company’s fiscal quarters ending September 30, 2024 and December 31, 2024, (B) 4.5 to 1.0 as of the end of the Company’s fiscal quarters ending March 31, 2025 and June 30, 2025, (C) 4.0 to 1.0 as of the end of the Company’s fiscal quarter ending September 30, 2025 or (D) 3.75 to 1.0 as of the end of any fiscal quarter thereafter.

3.Reaffirmations.
(a)The Borrowers hereby acknowledge and reaffirm the execution and delivery of the Security Documents to which they are parties and agree that such Security Documents shall continue in full force and effect and continue to secure the Obligations, including all indebtedness of the Borrowers to the Agent, the Lenders and the L/C Issuer arising under or in connection with the Credit Agreement, as amended hereby, and any renewal, extension or modification thereof.
(b)By signing the acknowledgment below, each of the Guarantors hereby acknowledges and reaffirms the execution and delivery of its respective Guaranty (collectively, the “Guaranty”) and each other Loan Document to which it is a party, and agrees that such Loan Documents shall continue in full force and effect and continue to guarantee or secure, as applicable, all Obligations, including all indebtedness of the Borrowers to the Administrative Agent, the Lenders and the L/C Issuer arising under or in connection with the Agreement, as amended hereby, and any renewal, extension or modification thereof, and the documents executed in connection therewith.
4.Representations and Warranties
.  Each Borrower makes the following representations and warranties to the Agent and the Lenders which shall be deemed to be continuing representations and warranties so long as any Obligations, including indebtedness of either Borrower to Agent or the Lenders arising under the Credit Agreement or any Loan Documents, remain unpaid:
(a)Authorization.  Such Borrower has full power and authority to execute, deliver and perform this Amendment, which has been duly authorized by all proper and necessary action.  The execution and delivery of this Amendment by such Borrower will not violate the provisions of, or cause a default under, such Borrower’s Organizational Documents or any agreement to which such Borrower is a party or by which it or its assets are bound.
(b)Binding Effect.  This Amendment has been duly executed and delivered by such Borrower and constitutes the legal, valid and binding obligation of such Borrower enforceable in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws.

(c)Consents; Governmental Approvals.  No consent, approval or authorization of, or registration, declaration or filing with, any governmental body or authority or any other party is required in connection with the valid execution, delivery or performance of this Amendment or any other document executed and delivered herewith or in connection with any other transactions contemplated hereby.
(d)No Events of Default.  There is, on the date hereof and after giving effect to this Amendment, no event or condition which constitutes an Event of Default under any of the Loan Documents or which, with notice and/or the passage of time, would constitute an Event of Default.
(e)No Material Misstatements.  Neither this Amendment nor any document delivered to the Agent or the Lenders by or on behalf of such Borrower to induce the Agent and the Lenders to enter into this Amendment or otherwise in connection with this Amendment contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances in which they were made.
(f)Credit Agreement.  After giving effect to this Amendment, the representations and warranties of such Borrower set forth in Article 5 of the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date.
5.Reference to and Effect on Loan Documents.
(a)Upon the effectiveness hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.
(b)The Credit Agreement, as amended by this Amendment, represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof.  This Amendment supersedes all prior negotiations and any course of dealing between the parties with respect to the subject matter hereof.  This Amendment shall be binding upon each Borrower and its successors and assigns, and shall inure to the benefit of, and be enforceable by, the Agent, the Lenders and each of their successors and assigns.  The Credit Agreement, as amended hereby, is in full force and effect and, as so amended, is hereby ratified and reaffirmed in its entirety.  Each Borrower acknowledges and agrees that the Credit Agreement (as amended by this Amendment) and all other Loan Documents to which such Borrower is a party are in full force and effect, that such Borrower’s obligations thereunder and under this Amendment are its legal, valid and binding obligations, enforceable against it in accordance with the terms thereof and hereof, and that such Borrower has no defense, whether legal or equitable, setoff or counterclaim to the payment and performance of such obligations.
(c)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

6.Costs and Expenses
.  Borrowers agree to pay on demand all costs and expenses of the Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment, including the fees and out-of-pocket expenses of counsel for the Agent and the Lenders.
7.Governing Law
.  This Amendment shall be governed and construed in accordance with the laws of the State of New York without regard to any conflicts-of-laws rules which would require the application of the laws of any other jurisdiction.  Notwithstanding the foregoing, Section 1.10(b) of this Agreement shall be governed and construed in accordance with the laws of Germany without regard to any conflicts-of-laws rules which would require the application of the laws of any other jurisdiction.
8.Headings
.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
9.Release.  To induce the Agent and the Lenders to enter into this Amendment, each of the Domestic Loan Parties waives and releases and forever discharges Agent and each Lender and their respective officers, directors, attorneys, agents and employees (each a “Release Party” and collectively, the “Release Parties”) from any defenses, liability, damage, claim, loss or expense of any kind that any of them may have against Agent and each Lender, and agree to cause each Foreign Loan Party not to assert any claim against any Release Party, arising out of or relating to the Loan Documents through the date of this Amendment, except to the extent such defense, liability, damage, claim, loss or expense is the result of the gross negligence or willful misconduct of such Release Party.  The Domestic Loan Parties, jointly and severally, further agree to indemnify and hold Agent and each Lender and their respective officers, directors, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including attorneys’ fees) suffered by or rendered against Agent or any Lender on account of any claims arising out of or relating to the Loan Documents, except to the extent arising from the gross negligence or willful misconduct of such Release Party.  Each Domestic Loan Party further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.
10.Execution in Counterparts
.  This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original (including for purposes of Section 1.1 above), but all such counterparts shall together constitute one and the same agreement.  This Amendment, to the extent signed and delivered by means of a facsimile machine or e-mail scanned image, shall be treated in all manner and respects (including for purposes of Section 1.1 above) as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties.  No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or e-mail scanned image to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or by e-mail as a defense to the formation of a contract and each party forever waives such defense.

11.Electronic Execution of Assignments and Certain Other Documents
.  The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import used in this Amendment or any other documents executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary neither the Agent, the L/C Issuer nor any Lender is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Agent, the L/C Issuer or such Lender pursuant to procedures approved by it and provided further, without limiting the foregoing, upon the request of the Agent, any electronic signature shall be promptly followed by such manually executed counterpart.

[Signature Pages Follow]

Doc #12197134.5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective representatives thereunto duly authorized, as of the date first above written.

ALLIENT INC.

By:  /s/ JAMES A. MICHAUD

Name: James A. Michaud

Title: Chief Financial Officer

ALLIED MOTION TECHNOLOGIES B.V.

By: /s/ H.R. NUGTEREN

Name: H.R. Nugteren

Title: Director

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

Accepted and agreed to this 22nd day

of October, 2024.

ALLIED MOTION STOCKHOLM AB,

as Guarantor

By: /s/ H.R. NUGTEREN

Name:  H.R. Nugteren

Title:    Specially Authorized Signatory

ALLIED MOTION CONTROL CORPORATION,

as Guarantor

By:  /s/ JAMES A. MICHAUD

Name:  James A. Michaud

Title:    Vice President

ALLIED MOTION DORDRECHT B.V.,

as Guarantor

By: /s/ H.R. NUGTEREN

Name:  H.R. Nugteren

Title:    Director

EMOTEQ CORPORATION,

as Guarantor

By:  /s/ JAMES A. MICHAUD

Name:  James A. Michaud

Title:    Vice President

GLOBE MOTORS, INC.,

as Guarantor

By:  /s/ JAMES A. MICHAUD

Name:  James A. Michaud

Title:    Vice President

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

ALLIED MOTION PORTUGAL, LDA.,

as Guarantor

By: /s/ H.R. NUGTEREN

Name:  H.R. Nugteren

Title:    Manager

HEIDRIVE GMBH,

as Guarantor

By: /s/ H.R. NUGTEREN

Name:  H.R. Nugteren

Title:    Managing Director

STATURE ELECTRIC, INC.,

as Guarantor

By:  /s/ JAMES A. MICHAUD

Name:  James A. Michaud

Title:    Vice President

ALLIED MOTION TWINSBURG, LLC,

as Guarantor

By:  /s/ JAMES A. MICHAUD

Name:  James A. Michaud

Title:    Vice President

TCI, LLC,

as Guarantor

By:  /s/ JAMES A. MICHAUD

Name:  James A. Michaud

Title:    Vice President

MOTOR PRODUCTS CORPORATION,

as Guarantor

By:  /s/ JAMES A. MICHAUD

Name:  James A. Michaud

Title:    Vice President

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

SPECTRUM CONTROLS, INC.,

as Guarantor

By:  /s/ JAMES A. MICHAUD

Name:  James A. Michaud

Title:    Vice President

ORMEC SYSTEMS CORP.,

as Guarantor

By:  /s/ JAMES A. MICHAUD

Name:  James A. Michaud

Title:    Vice President

KINETIC MACHINE DEVELOPMENT, LLC,

as Guarantor

By:  /s/ JAMES A. MICHAUD

Name:  James A. Michaud

Title:    Vice President

ALIO INDUSTRIES, LLC,

as Guarantor

By:  /s/ JAMES A. MICHAUD

Name:  James A. Michaud

Title:    Vice President

THINGAP, INC.,

as Guarantor

By:  /s/ JAMES A. MICHAUD

Name:  James A. Michaud

Title:    Vice President

AIREX, LLC,

as Guarantor

By:  /s/ JAMES A. MICHAUD

Name:  James A. Michaud

Title:    Vice President

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

SNC MANUFACTURING CO., INC.,

as Guarantor

By:  /s/ ASHISH BENDRE

Name:  Ashish Bendre

Title: Vice President

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT:

HSBC BANK USA, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

By: /s/ ERSHAD SATTAR

Name: Ershad Sattar

Title: Vice President

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

lenders:

hsbc bank usa, national association, as a Lender, L/C Issuer

By: /s/ RICHARD J. BROWN

Name: Richard J. Brown

Title: Senior Vice President

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

wells fargo bank, national association

By: /s/ MICHAEL J. PRENDERGAST

Name: Michael J. Prendergast

Title: Executive Director

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

citizens bank, n.a.

By: /s/ BRENDAN HOWARD

Name: Brendan Howard

Title: Director

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

TD BANK, N.A.

By: /s/ MEGAN O'NEILL

Name: Megan O'Neill

Title: Vice President

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION

By: /s/ KATHRYN M. HUTTERER

Name: Kathryn M. Hutterer

Title: Senior Vice President

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

M&T BANK

By: /s/ PATRICK COVERT

Name: Patrick Covert

Title: SVP

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]